                                                                      Exhibit 4A

COMMON STOCK

COMMON STOCK

                      INCORPORATED UNDER THE LAWS OF THE
                         COMMONWEALTH OF PENNSYLVANIA

                      Sunquest Information Systems, Inc.

                               SEE REVERSE FOR
                             CERTAIN DEFINITIONS

NUMBER

SHARES


CUSIP 867654 10 5

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE,
OF


Sunquest Information Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

CERTIFICATE OF STOCK

SECRETARY

PRESIDENT

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:

CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SUNQUEST

CORPORATE SEAL

1979

PENNSYLVANIA

(C) NORTHERN BANK NOTE CO. CHICAGO


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                      Sunquest Information Systems, Inc.

    The Corporation will furnish to any shareholder upon request and without charge a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM- as tenants in common
        TEN ENT- as tenants by the entireties
         JT TEN- as joint tenants with
                 right of survivorship and
                 not as tenants in common

        UNIF GIFT/TRANS MIN ACT- ____________ Custodian__________
                                    (Cust)               (Minor)

                        under Uniform Gifts/Transfers to Minors

                        Act______________________________________
                                          (State)

   Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,_____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:______________
                       ________________________________________________________
                                             SIGNATURE

                       ________________________________________________________
                                             SIGNATURE

                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:_____________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                     ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                     APPROVED SIGNATURE GUARANTEE MEDALLION
                     PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.